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                                                                    EXHIBIT 10.1

                         DATED THE 1st DAY OF JULY 2004

                                     BETWEEN

                                  TS MATRIX BHD
                             (Company No. 137599-H)

                                       AND

                          TRIO TECH (MALAYSIA) SDN BHD
                             (Company No. 105390-V)

                           --------------------------
                              SUB-TENANCY AGREEMENT
                           --------------------------

                              SUB-TENANCY AGREEMENT

AN AGREEMENT made the day and year stated in Item 1 of the First Schedule annexed hereto between TS MATRIX BHD (Company No 137599-H), a company incorporated in Malaysia with its registered office at B-10-3,10th Floor (Suite
A), Megan Phileo Promenade, 189 Jalan Tun Razak, 50400 Kuala Lumpur, Malaysia (hereinafter called "the Landlord") of the one part;

And

TRIO TECH (MALAYSIA) SDN. BHD. (Company No.: 105390-V) a company incorporated in Malaysia with its registered office at Plot 1A Phase 1, Bayan Lepas, Free Trade Zone, Pulau Pinang, 11900 Penang, Malaysia (hereinafter called "the Tenant") of the other part.

SECTION 1          INTERPRETATION

DEFINITIONS

Wherever used in this Agreement unless the context shall otherwise require, the following expressions shall have the following meanings:-

1.1 "APPROPRIATE AUTHORITIES" mean any governmental, semi or quasi-governmental and/or statutory departments, agencies or bodies having jurisdiction from time to time and at any time over a relevant matter;

1.2 "BUILDINGS" means the single storey detached factory block with an annexed double storey factory block and a three storey factory cum office block constructed on the Said Land and includes any extensions and additions subsequently made thereto together with all foundation, basement and other works carried thereon, roads, gardens, pavements, carparks, and all installations and facilities found on the Said Land;

1.3 "COMMON PROPERTY" means the canteen, the staircase leading to the canteen, the locker area, the carpark and all pathways connecting the car park and guardhouse with the Demised Premises;

1.4       "COMMENCEMENT DATE" means the date of this Sub-Tenancy Agreement;

1.5 "DEMISED PREMISES" mean all that parcel of premises forming part of the Buildings outlined in blue in the Floor Plans, in total 19,334 square feet consisting of:-

          1.4.1     Burn-in Site 1 measuring 15,259 square feet;

          1.4.2     Burn- in Site 2 measuring 3,610 square feet;

          1.4.3     the Store measuring 465 square feet;

1.6 "FLOOR PLANS" mean the plans of the Demised Premises which are more particularly described and shown in the Second Schedule annexed hereto;

1.7 "LANDLORD" means TS MATRIX BHD. (Company No.: 137599-H) a company incorporated in Malaysia with its registered office at B-10-3,10th Floor (Suite A), Megan Phileo Promenade, 189, Jalan Tun Razak, 50400 Kuala Lumpur, Malaysia and includes its successors-in-title and permitted assigns;

1.8 "LANDLORD'S EXCLUSIVE PREMISES" means the premises forming part of the Buildings outlined in yellow in the Floor Plans,

1.9       "OPERATION HOURS" mean twenty four (24) hours, every day of the year;

                                                 [MALAYSIAN STAMP]

                                                 /s/ Dr. Tan Enk Ee

                                                 /s/ Yong Siew Wai

1.9A      "OWNER" means POLYMOLD TOOL & ENGINEERING SDN. BHD. (Company No.:
          14934 M) a company incorporated in Malaysia with its registered office at B-10-3,10th Floor (Suite A), Megan Phileo Promenade, 189, Jalan Tun Razak, 50400 Kuala Lumpur, Malaysia and includes its successors-in-title and permitted assigns;

1.10      "RENTAL" means the sum stipulated in item 3 of the First Schedule;

1.11 "SAID LAND" means all the lands held under P.M. 33, Lot 52540, Mukim Damansara and HS(D) 108103, PT6, Bandar Petaling Jaya Tambahan II known as Lot 11A, Jalan SS8/2, Sungai Way Free Industrial Zone, 47300 Petaling Jaya, Selangor upon which the Buildings are erected;

1.12 "SECURITY SERVICES" means twenty-four hour security services to the Buildings and the Said Land;

1.13 "TENANT" mean TRIO TECH (MALAYSIA) SDN. BHD. (Company No.: 105390-V) a company incorporated in Malaysia with its registered office at Plot 1A Phase 1, Bayan Lepas, Free Trade Zone, Pulau Pinang, 11900 Penang, Malaysia and includes its successors-in-title, liquidators, receivers, managers and permitted assigns;

1.14      "UTILITIES" mean electricity and water supplied to the Demised
          Premises;

1.15 Headings in this Agreement are inserted for convenience only and shall be ignored in construing this Agreement.

1.16 Unless the context otherwise requires, words denoting the singular number shall include the plural and vice versa and words denoting natural persons shall include corporations and partnerships.

1.17 Words denoting the masculine gender shall include the feminine and neuter genders and vice versa.

1.18 Reference to sections are to be construed as reference to sections of this Agreement.

SECTION 2          THE SAID LAND

2.1       OWNERSHIP

The Owner is the registered and beneficial owner of the Said Land. By a tenancy
agreement dated   day of                ("Principal Tenancy"), the Owner has
agreed to let and the Landlord has agreed to accept a tenancy of 3 years subject to automatic renewal of the tenancy period in respect of the Said Land upon the terms and conditions thereunder.

2.2       SALE AND PURCHASE AGREEMENT

Further to a sale and purchase agreement relating to the acquisition of the burn-in testing division business dealing with testing of semiconductor
components dated the    day of                 2004 ["Sale and Purchase
Agreement"], made between the Landlord as seller and the Tenant as buyer, it is a term of the said Sale and Purchase Agreement that the Landlord shall agree to sub-let the Demised Premises to the Tenant with effect from the Commencement Date upon the terms and conditions herein.

2.3       PRIOR INSPECTION

The Tenant has inspected the Floor Plans, the Demised Premises and its specifications and has agreed to take a sub-tenancy of the Demised Premises upon the terms and conditions herein contained.

2.4       DEMISED PREMISES

                                                 /s/ Dr. Tan Enk Ee

                                                 /s/ Yong Siew Wai

The Landlord agrees to sub-let and the Tenant agrees to take a sub-tenancy of the Demised Premises for a period of three (3) years commencing on the Commencement Date subject to the terms and conditions hereinafter contained. The Landlord hereby confirms that the Owner has consented to this sub-tenancy and will procure the Owner's acknowledgement of and consent to this sub-tenancy on or before the Commencement Date.

2.5       MEASUREMENT OF DEMISED PREMISES

It is hereby declared, understood and agreed that the position of the Demised Premises as shown in the Floor Plans annexed hereto and the measurement of the boundaries and area of the Demised Premises as given herein are believed but are not guaranteed to be correct. The Demised Premises have been staked out in accordance with the Floor Plans and have been opened to the inspection of the Tenant and shall not be the subject of any claims / dispute whatsoever. For the purpose of all measurements, the external line of all walls, partitions or, where applicable, glass lines are used, save and except for the common walls / partitions shared by two or more occupants, in which case the middle line of the common wall/partition shall be used. It is expressly declared and agreed that if there are columns in the Demised Premises, the area occupied by the columns shall be included as part of the area of the Demised Premises. For the purpose of the calculation of the rental, the area stated for the Demised Premises hereof shall be final and conclusive between the Landlord and the Tenant.

SECTION 3          DEPOSITS

3.1       RENTAL DEPOSIT

The Tenant shall on the Commencement Date pay to the Landlord a deposit as stipulated in item 2 of the First Schedule as security for the due observance and performance by the Tenant of the terms and conditions of this Agreement.

3.2       RENTAL DEPOSIT TO BE MAINTAINED

The rental deposit as stipulated in Section 3.1 hereof shall not be deemed to be or treated as payment of rent or set-off against any arrears of payment due from the Tenant to the Landlord and shall be maintained at the stipulated amounts at all times during the term hereby created save and except where the Rental is varied under the terms of this Agreement, in which circumstance, the rental deposit shall be adjusted proportionately.

3.3       REFUND OF RENTAL DEPOSIT

Upon termination of the term hereby created by the effluxion of time or otherwise, and provided that all moneys due hereunder shall have been duly paid on the due dates and ail other terms covenants and conditions have been duly performed and observed by the Tenant, the Landlord shall, subject always to
Section 8.1 below or subject to satisfactory inspection carried out in accordance with Section 9.2 below, refund to the Tenant within fourteen (14) days from the date of such termination or fourteen (14) days from the date of delivery of vacant possession of the Demised Premises to the Landlord, whichever shall be later the rental deposit free of interest less such sum or sums as may then be found to be owing to the Landlord pursuant to satisfactory inspection carried out in accordance with Section 9.2.

If the Tenant has not duly and punctually observed and performed all its covenants, conditions and stipulations herein contained, the Landlord is entitled at its sole discretion to forfeit the rental deposit as stipulated in
Section 3.1 hereof up to the aggregate of: (a) all amounts due and payable to the Landlord under this Agreement and (b) all such sums which may be incurred by the Landlord as a result of the Tenant's failure to observe and perform all its covenants, conditions and stipulations herein contained.

3.4       INTERCHANGEABILITY OF DEPOSITS

                                                      /s/ Dr. Tan Enk Ee

                                                      /s/ Yong Siew Wai

The rental deposit forfeited may be used at the Landlord's discretion against any and all moneys due from the Tenant pursuant to the terms and conditions herein.

3.5       DEPOSIT FOR OTHER SERVICES AND UTILITIES

The Tenant shall be solely responsible for any deposits required by the Appropriate Authorities for the connection and use of internet and telephone services and such other utilities as may be required by the Tenant. The Tenant shall on the Commencement Date pay to the Landlord a utilities deposit as stipulated in Item 8 of the First Schedule as security for the Tenant's settlement of all electricity and water charges incurred by the Tenant and Clauses 3.2, 3.3 and 3.4 shall apply to the utilities deposit referred to herein mutates mutandis.

SECTION 4          COVENANTS BY THE TENANT

4.1       COVENANT TO PAY

4.1.1     RENTAL

The Tenant shall promptly pay the Landlord monthly in advance the Rental for the Demised Premises as stipulated in Item 3 of the First Schedule the first of such payments to be made on the Commencement Date and subsequently on the first day of each succeeding month of this sub-tenancy.

4.1.2     PAYMENT FOR SECURITY SERVICE CONTRIBUTION

The Tenant shall as long as it requires the Security Services punctually pay the Security Service Contribution stipulated in Item 4 of the First Schedule for the Security Services provided by the Landlord, the first of such payments to be made on the Commencement Date and subsequently on the first day of each succeeding month of this sub-tenancy.

4.1.3     PAYMENT OF CANTEEN SUBSIDY

The Tenant shall as long as it requires the use of the canteen punctually pay to the Landlord the Canteen Subsidy stipulated in Item 5 of the First Schedule, the first of such, payments to be made on the Commencement Date and subsequently on the first day of each succeeding month of this sub-tenancy.

4.1.4     PAYMENT OF UTILITY CHARGES AND OTHER OUTGOINGS

The Tenant shall punctually pay all internet, telephone charges, water, electricity, sewerage and all other utility charges that may be incurred by the Tenant during this sub-tenancy hereto. For the avoidance of doubt, the Tenant shall be solely responsible for applying for the connection of telephone and internet services in respect of the Demised Premises.

4.1.5     MODE OF PAYMENT

On or prior to the Commencement Date and from time to time thereafter, the Landlord is to notify the Tenant whether the Rental and all other charges due and owing by the Tenant is to be paid by: (a) cheque or (b) telegraphic transfer into a bank account nominated by the Landlord.

4.2       OTHER COVENANTS OF THE TENANT

4.2.1     DIRECTORY BOARD

The Tenant shall not erect or affix any signboard on the face of the said Building or any part of the said Land

                                                        /s/ Dr. Tan Enk Ee

                                                        /s/ Yong Siew Wai
unless the Landlord or the Owner first consents to the same in writing. The Tenant shall pay the Landlord immediately upon demand the actual cost of affixing, repairing or replacing as necessary the Tenant's name in lettering to the directory board at the entrances to the Said Land and to the directory board on the entrance of the Demised Premises. For the avoidance of doubt, the size of the directory board and location for the directory board will be designated by the Landlord or the Owner, as the case may be.

4.2.2    UPKEEP AND MAINTENANCE OF DEMISED PREMISES

The Tenant shall keep the interior of the Demised Premises, the flooring and interior plaster or other surface material on walls and ceilings, and the Landlord's fixtures thereon including doors, windows, glass, shutters, locks, fastenings, electric wiring, installations and fittings for light, power and all mechanical and electrical components and other fixtures and additions thereto clean and in good and tenantable repair and clean condition and to replace or repair any of the aforesaid items and any part of the Demised Premises and the Landlord's or Owner's (as the case may be) fixtures and fittings therein which may be broken or damaged or become defective due to any act, default or negligence of the Tenant whereupon the Tenant shall cause and procure, at its own cost and expense, the same to be repaired or replaced with materials which are of similar standard and quality (except due to fair wear and tear in which event the Landlord shall be obliged to repair or replace the same or cause the same to be repaired or replaced).

4.2.3    MECHANICAL & ELECTRICAL FITTINGS AND ACCESSORIES PROVIDED BY THE
         LANDLORD

In the event of a breakdown of any mechanical, electrical wiring, installations, electrical fittings and / or accessories belonging to the Landlord or the Owner in the Demised Premises, the Tenant shall immediately inform the Landlord thereof and the Landlord shall, or shall procure the Owner (as the case may be) to, at its own cost and expense maintain, repair and/or replace such mechanical, electrical wiring, installations, electrical fittings and/or accessories within reasonable time PROVIDED THAT if such breakdown is attributable to any act, omission, default or negligence of the Tenant, the Tenant shall bear all cost and expense (including the labour charges thereof) arising out of such maintenance, repair and/or replacement. It is hereby agreed and understood that all such repairs may be carried out only by the Landlord or the Owner or the approved contractors of the Landlord or the Owner, as the case may be, and where the repairs are to be carried out at the Tenant's costs, the Landlord or the Owner shall seek the Tenant's agreement to such costs before carrying out the repairs.

4.2.4    GARBAGE AND WASTE DISPOSAL

The Tenant shall dispose all rubbish at the appropriate rubbish disposal bins or facilities provided by the Landlord or the Owner at locations designated by the Landlord or the Owner and shall not indiscriminately throw waste, rubbish, refuse, pollutants or the like so as to cause nuisance to other neighbouring occupants, and to keep the Demised Premises and compound clean and tidy.

4.2.5    TO PERMIT LAYING OF WIRES, PIPES, ETC.

The Tenant shall permit the Landlord and the Owner, their respective agents, employees, contractors or workmen to enter upon the Demised Premises to lay, maintain, fix, repair and lead through the Demised Premises all such wires and cables for electricity and pipes for water, gas and sewerage as the Landlord or the Owner may from time to time require to be laid, maintained, fixed in, repaired and led through the Demised Premises for the general purposes of repairing, removing and replacing all or any of the said wire cables and pipes and of attending to air-conditioning equipment PROVIDED ALWAYS THAT the Landlord or the Owner (as the case may be) shall, except in the case of urgency for the purpose of protecting the safety of the Buildings, carry out such work after having given to the Tenant one (1 ) day prior notice of the intention of the Landlord or the Owner (as the case may be), its respective agents, employees, contractors or workmen to enter upon the Demised Premises to effect such repairs, removals and replacements.

4.2.6    TO PERMIT INSPECTION AND REPAIRS

                                          /s/ Dr. Tan Enk Ee

                                          /s/ Yong Siew Wai

The Tenant shall permit the Landlord and the Owner, their respective agents, employees, contractors and all persons authorised by it with or without workmen or others and with or without appliances at all reasonable times to enter upon the Demised Premises to view the condition thereof and upon prior written notice to the Tenant to take inventories of the Landlord's or the Owner's (as the case may be) fixtures and fittings therein and to carry out any work or repair required to be done.

4.2.7    NOTICE TO REPAIR

The Landlord may serve upon the Tenant notice in writing specifying any repair or work necessary to be done or replacement necessary to be made to comply with the Tenant's covenants to maintain and repair herein contained and to require the Tenant forthwith to execute such repairs or work or make such replacements at the cost and expense of the Tenant and if the Tenant shall not within fourteen (14) days after the service of such notice proceed diligently with the execution of such repairs or work or the making of such replacements then it shall be lawful for the Landlord to enter upon the Demised Premises and execute such repairs or work or make such replacements as the Landlord may reasonably deem necessary and such costs and expenses incurred thereto shall be the sole responsibility of the Tenant.

4.2.8    INSURANCE OF TENANT'S PROPERTY

The Tenant shall insure the Tenant's goods and property in the Demised Premises at such amount and on such terms as the Tenant acting reasonably consider appropriate against damage loss or destruction by fire and take out public liability insurance with respect to the Demised Premises. The Tenant shall allow the Landlord to view the policies for the said insurance at the Demised Premises during the Tenant's office hours upon request and with prior reasonable notice. The Tenant will take up adequate public liability insurance and where requested by the Landlord from time to time, will provide a copy of the same to the Landlord. The Tenant will have no recourse against the Landlord for any damage suffered by the Tenant as a result of any failure by the Tenant to effect insurance as required by this Clause 4.2.8.

4.2.9    DUTY TO INFORM

The Tenant shall immediately inform the Landlord of any damage caused to the Demised Premises.

4.2.10   LICENSES

The Tenant will at all times obtain, and maintain at its own cost and expense all licenses, permits, consents, approvals, registrations and authorizations necessary from the Appropriate Authorities for the conduct of the Tenant's activities on the Demised Premises.

4.3      RESTRICTIONS AND PROHIBITIONS

4.3.1    USAGE OF THE DEMISED PREMISES

The Tenant shall use the Demised Premises solely for the business described in
Item 7 of First Schedule only and shall not permit or suffer anyone to:-

4.3.1.1 sleep therein or to use the same or any portion or portions thereof wholly or partly as dwelling premises;

4.3.1.2 carry on or permit to be carried on within the Demised Premises or any part thereof the keeping or consumption of any dangerous drugs as comprised in the First Schedule of the Dangerous Drugs Act, 1982, the housing of foreign workers without the relevant permits or to use the Demised Premises or any part thereof as a place of entertainment or for any illegal or immoral purpose or anything which may contravene any laws, by-laws, Acts, Ordinances, Enactments or regulations made by the Appropriate Authorities or cause annoyance, nuisance, grievance, damage or disturbance of the

                                          /s/ Dr. Tan Enk Ee

                                          /s/ Yong Siew Wai
         neighbouring occupants; and

4.3.1.3 use the Demised Premises or any part thereof or permit the same to be used for cooking.

4.3.2    NO SALES BY AUCTION OR OTHERWISE

The Tenant shall not hold or permit or suffer to be held any sales whether by auction or otherwise within the Demised Premises or any part thereof.

4.3.3    NO TOUTING

The Tenant shall not nor permit its agents, employees, invitees, contractors, licensees or sub-tenants to tout, solicit or procure any business or distribute any pamphlets, notices or advertising matter outside the Demised Premises.

4.3.4    NOT TO ASSIGN OR SUBLET, ETC

The Tenant shall not assign, novate, underlet or otherwise part with the possession of the Demised Premises for the duration of the sub-tenancy hereunder.

4.3.5    ACTS AFFECTING INSURANCE RISKS

The Tenant shall not do or permit or suffer to be done anything whereby any insurance in respect of the Demised Premises may be rendered void or voidable or whereby the premium for any such insurance may be liable to be increased. In the event the Tenant commits a breach hereof, the Tenant shall make good all damages suffered by the Landlord and/or within seven (7) days of receipt of a notice of demand from the Landlord pay to the Landlord any such increased premium and all expenses rendered necessary by the Tenant's breach or non-observance of this covenant without prejudice to the other rights of the Landlord. The Tenant hereby indemnifies the Landlord against any claims, proceedings or demands against the Landlord by any employee, worker, agent or visitor of the Tenant in respect of any accident, loss or damage whatsoever to person or property occurring in or upon the Demised Premises (unless the same is caused as a result of an act or omission of the Landlord, the Owner its servants or agents) or as a result of any breach by the Tenant of any provision of this Sub-Tenancy Agreement.

4.3.6    NO OBSTRUCTIONS

The Tenant shall not allow or cause or permit any vehicles or bicycles or containers or goods belonging to or under the control of the Tenant or its servants or agents or invitees to be parked in or near the said Building so as to be a hindrance to other lawful users thereof.

4.3.7    DANGEROUS ITEMS

The Tenant shall not bring or store or permit or suffer to be brought or stored in the Demised Premises arms ammunition or unlawful goods gun powder saltpeter kerosene or any combustible substance which in the opinion of the Landlord are of noxious or dangerous or hazardous nature.

SECTION 5 COVENANTS BY THE LANDLORD WITH THE TENANT

5.1      QUIET ENJOYMENT WITHOUT INTERRUPTIONS

Upon the Tenant paying the Rental and any other moneys due hereunder and observing and performing the

                                          /s/ Dr. Tan Enk Ee

                                          /s/ Yong Siew Wai

Agreement and stipulations on its part herein contained the Landlord shall permit the Tenant to quietly enjoy the Demised Premises during the sub-tenancy hereby created without any interruption by the Landlord or any person claiming under or in trust for the Landlord.

5.2      MAINTENANCE AND REPAIR

The Landlord agrees to use its best endeavours, and cause the Owner to use its best endeavours, in its capacity to maintain and keep the main structure and every part of such structure, the exterior, the roof, the Common Property, the common parts, the common areas and services, the main drains and pipes and the main electric cables and wirings and the concealed drains and pipes and the concealed electric cables and wiring of the Demised Premises in proper and tenantable repair and condition unless such work or repair shall be necessitated by the act, default, omission or negligence of the Tenant and where the Landlord refuses or omits to carry out repairs in the Demised Premises (which have not been necessitated by the act, default, omission or negligence of the Tenant) after notice is given to the Landlord, the Tenant may carry out such repairs at the costs and expenses of the Landlord provided that the Tenant shall first seek the Landlord's agreement to such costs before carrying out the repairs.

5.3      RIGHTS

The Landlord shall permit the Tenant the right for the Tenant and all persons expressly or by implication authorised by the Tenant in particular its employees, in common with the Landlord and all other persons having a like right to use the Common Property for all proper purposes in connection with the use and enjoyment of the Demised Premises. The Tenant shall be entitled to the use of 7 car park bays. Vehicles belonging to the Tenant's suppliers or such other visitors must be parked outside the said Lands.

5.4      PRINCIPAL TENANCY

         5.4.1 The Landlord shall not do or omit any acts that will result in the breach of the Principal Tenancy and shall cause the Owner to comply with all the Owner's obligations thereunder including the payment of quit rent, rates, taxes, assessment, sewerage charges / rates and other impositions by the Appropriate Authorities of a like nature payable in respect of the Demised Premises.

         5.4.2 The Landlord further confirms that the Landlord is not in breach of any of the terms of the Principal Tenancy and the Landlord's full compliance with the terms and conditions of this sub-tenancy agreement will not result in a breach of the Principal Tenancy.

5.5      SERVICES TO COMMON PROPERTY

The Landlord shall be responsible for the maintenance and management of the services, amenities and facilities to be provided to the Common Property at no additional cost to the Tenant including the following:-

         5.5.1 provision of lighting for entrances, halls, stairs, landings, lavatories, passage ways and other parts of the Common Property during Operation Hours as currently existing as at the Commencement Date;

         5.5.2 provision of two-shift cleaning (including pest control (on quarterly basis), upkeep and repair, repainting, renewing (where appropriate) the external structure, roof foundation and walls of the Common Property;

         5.5.3 employment of personnel engaged in the provision of the services described in this Clause such as supervising staff, cleaners and security guards;

         5.5.4 provision of suitable facilities for disposing of refuse or removing it from the Demised Premises (but not including the collection of refuse from within the Demised Premises);

                                          /s/ Dr. Tan Enk Ee

                                          /s/ Yong Siew Wai

         5.5.5    supplying water for connection to the Demised Premises;

         5.5.6 maintaining all toilets and sanitary and water apparatus (which the Tenant is permitted to use as designated by the Landlord) in good, clean and tenantable state and in proper repair and condition;

         5.5.7 dealing with any statutory or other obligation affecting or alleged to affect the buildings and the Said Land including any notice regulation or order of any government department, local, public, regulatory or other authority or court compliance with which is not the direct liability of the Tenant.

5.6      SECURING OF DEMISED PREMISES

The Landlord shall be responsible for the provision of the Security Services subject to the payment by the Tenant of the Security Services Contribution set out in Item 4 of the First Schedule provided always that the Tenant shall be allowed if the Tenant so wishes discontinue the Security Services (with three
(3) months written notice) and cease payment of the Security Services Contribution and employ its own security guards. In the event that the Tenant wishes to employ its own security guard service, the Tenant must, at its own cost and expense, set up its own security guard booth, establish its own sign in/out system and a separate entrance and exit to the Demised Premises.

5.7      PROHIBITION OF RANDOM PARKING OF VEHICLES

In so far as it is within the control of the Landlord, the Landlord shall ensure that there shall be no obstruction, impediment or prevention of access to or egress to and from the Demised Premises, the Buildings or any entrances or exits thereof or upon any access roads leading to Buildings and Demised Premises by the parking of motor vehicle of any kind including motor cycles, motor scooters, bicycles or any form of transport thereon.

5.8      INSURANCE

The Landlord shall procure that the Owner insure the Buildings at such amount and on such terms as the Landlord acting reasonably consider appropriate against damage, loss or destruction by fire and the Landlord shall take out public liability insurance with respect to the Buildings at such amount and on such terms as the Landlord acting reasonably consider appropriate and shall allow the Tenant to view the policies for the said insurance at the Landlord's offices upon request and with prior reasonable notice.

5.9      CANTEEN

The Landlord will be responsible for providing facilities for food and drinks to be enjoyed by the Tenant's employees subject to the Tenant paying the Canteen Subsidy. The Tenant may if it so wishes decline the services provided for the canteen (with three (3) months written notice) and cease payment of the Canteen Subsidy.

5.10     ADDITIONAL SERVICES

It is agreed between the parties that:

         5.10.1 the Landlord shall provide the additional services as referred to in the Fourth Schedule at the price and upon the terms stated therein. However, should either party terminate any of the additional services as referred to in the Fourth Schedule pursuant to Clause 5.10.3 for whatever reason, it is hereby mutually acknowledged and agreed between the parties that the Landlord shall not be obliged to resume provision of the said additional service(s) or to resume provision of the said additional service(s) at the price and upon the terms referred to in the Fourth Schedule;

                                          /s/ Dr. Tan Enk Ee

                                          /s/ Yong Siew Wai

         5.10.2 the Tenant shall make the first payment to the Landlord for these additional services on the Commencement Date and subsequently on the first day of each succeeding month of this sub-tenancy; and

         5.10.3 neither party may terminate the provision or use of the additional services as referred to in the Fourth Schedule within 3 months from the Commencement Date. Thereafter, either party may terminate the provision or use of the aforementioned additional services at any time with three (3) months' prior written notice subject to the terms of this Agreement.

SECTION 6 FORCE MAJEURE

6.1      FORCE MAJEURE

In the case of the Demised Premises or any part thereof shall at any time during the said term be destroyed or damaged by fire, lighting, acts of terrorism, riot, civil commotion, tempest, war or other unforeseen cause so as to become unfit for occupation and use then the Landlord shall not be bound or compelled to rebuild or reinstate the same unless it, in its discretion, thinks fit. The Tenant shall be entitled to terminate this Agreement forthwith in the event the Demised Premises become unfit for occupation and are likely to remain unfit for a period of at least three (3) months from the happening of such event. In the event of the Landlord deciding to rebuild and reinstate the Demised Premises then (provided the monies payable under any policy of insurance effected by the Landlord shall not have become irrecoverable through any act, omission, default or negligence of the Tenant) the Rental or a fair and just proportion thereof according to the nature and extent of the damage sustained shall be suspended until the Demised Premises shall have been again rendered fit for occupation and use. In the event of the Landlord not deciding to rebuild and reinstate the Demised Premises then the rents hereby reserved shall cease and determine from the happening of such destruction or damage as aforesaid and the Tenant will peaceably and quietly leave, surrender and yield up to the Landlord possession of the Demised Premises.

6.2      INTERRUPTION OF SERVICES

Notwithstanding anything herein contained the Landlord shall not be liable to the Tenant nor shall the Tenant have any claim against the Landlord in respect of any interruption in any of the services herein mentioned by reason of necessary repair or maintenance of any installations or apparatus or damage thereto or destruction thereof by:-

6.3.1 fire, flood, Act of God or other causes beyond the control of the Landlord;

6.3.2 mechanical or other defect or break down or other defect beyond the control of the Landlord.

SECTION 7 RIGHT OF FIRST REFUSAL

7.1      RIGHT OF FIRST REFUSAL

(a) If, at anytime during the term of this sub-tenancy or any extended term granted by the Landlord, the Owner wishes to sell the Said Land or any part thereof, the Landlord shall cause and procure that the Owner shall first offer to sell the same to the Tenant at a price not higher than that which the Owner is willing to offer to any third party ["Offer Price"]. In the event the Tenant decides not to accept the offer within a period of fourteen (14) calendar days from the dale of receipt of such offer, the Owner will be free to sell the same to any third party provided always that if the final agreed price ["Final Agreed Price] is lower than the Offer Price, the Landlord shall cause and procure that the Owner shall have to offer to sell the same on same terms and conditions (as given or offered by this third party) to the Tenant at the Final Agreed Price and in the event the Tenant does not accept the offer at the Final Agreed Price within fourteen (14) calendar days of receipt of the offer at the Final Agreed Price, the Owner will be free to sell to the third party at the Final Agreed Price without further notice to the

                                                      /s/ Dr. Tan Enk Ee

                                                      /s/ Yong Siew Wai

         Tenant.

(b) For the avoidance of doubt, Clause 7.1 (a) shall not apply where the Said Land or any part thereof is to be sold, assigned or transferred to a subsidiary or holding company of the Landlord or the Owner (as the case may be).

7.2      SUBJECT TO SUB-TENANCY

         It is hereby agreed that any sale or transfer of the Said Land or part thereof made by the Owner to any party will be made subject to this sub-tenancy.

SECTION 8 EVENTS OF DEFAULT

8.1      EVENTS OF DEFAULT

8.1.1 if the Rental or any part thereof or any sums due and payable by the Tenant to the Landlord under the terms hereof shall be unpaid for fourteen (14) days after due date (whether the same shall have been formally demanded or not);

8.1.2 if the Tenant commits a breach of any other provision of this Agreement which is not capable of being remedied or if being capable of remedy has not been remedied within fourteen (14) days from the date of notice to the Tenant from the Landlord requesting action to remedy the same;

8.1.3 if the Tenant shall become bankrupt or goes into winding-up (as the case may be) whether compulsorily or voluntarily;

8.1.4 if the Tenant enters into any arrangements or compositions with its creditors;

8.1.5 if the Tenant suffers any distress or execution to be levied on its goods or assets;

then the Landlord shall be at liberty to take at any time thereafter any one or more of the following remedies: -

(i) serve a forfeiture notice upon the Tenant pursuant to Section 235 of the National Land Code 1965 and it is hereby mutually agreed and deemed that a reasonable time in which to remedy the breach complained of and to be stipulated in the forfeiture notice shall be seven (7) days, and where the breach has not been remedied within the stipulated time, to re-enter upon the Demised Premises or any part thereof in the name of the whole, and thereupon this sub-tenancy shall absolutely terminate and all deposits paid shall be forfeited to the Landlord;

(ii) to sue and take any other action the Landlord deems fit to recover all monies due and owing to by the Landlord.

8.2      INTEREST

In addition to and without derogation from any other rights accruing due to the Landlord, the Landlord shall be entitled to charge interest upon late payment of any sums due from the Tenant to the Landlord at the rate of ten per centum (10%) per annum or at such other rate varied from time to time by the Landlord in its absolute discretion by giving written notice of the variation to the Tenant, which interest shall be calculated on a day to day basis from the due date till the date of full and final settlement.

SECTION 9 TERMINATION

9.1      TO PERMIT INSPECTION PRIOR TO TERMINATION OF SUB-TENANCY

                                                      /s/ Dr. Tan Enk Ee

                                                      /s/ Yong Siew Wai

At any time during the three (3) calendar months immediately preceding the termination or expiry of the subtenancy hereby created the Tenant shall permit prospective tenants and others with written authority from the Landlord or its agents at all reasonable times of the day and with prior written notice to enter and view the Demised Premises and permit the fixing of notices of the pending vacancy of the said Demised Premises to the public.

9.2      ON TERMINATION OR EXPIRY OF SUB-TENANCY

On the termination of the sub-tenancy hereby created whether by effluxion of time or otherwise, the Tenant shall yield up the Demised Premises and all fixtures, fittings, matters and things thereto in anyway belonging or appertaining to the Demised Premises in such good, clean and tenantable repair (fair wear and tear excepted) as shall be in accordance with the covenants of the Tenant herein contained with all locks and keys complete. The Tenant shall be entitled to remove all fixtures and fittings belonging to the Tenant provided that all damage shall be made good by the Tenant after removal of such fixtures and fittings. Upon handing over the keys, the Landlord and the Tenant's representative shall jointly inspect the Demised Premises and the Landlord shall be entitled to deduct from the deposits such sums as may be necessary to repair and/or make good any damages or breaches by the Tenant. The Landlord shall not be obliged to refund any deposit until the damages and/or breach has been made good or such repairs have been carried out or paid for.

If the Rental or any other charges covenanted to be paid by the Tenant is in arrears and unpaid at any time, after receiving a formal demand for such sums or any of the other covenants or stipulations on the part of the Tenant are not performed or observed, it will be lawful for the Landlord to serve a forfeiture notice on the Tenant pursuant to the National Land Code, 1965 and it is agreed that a reasonable time to remedy the breach i.e. the subject matter of the said forfeiture notice (if capable of remedy) is fourteen (14) days. On expiry of the relevant period specified in the forfeiture notice without the breach complained of having been remedied, the Landlord will be at liberty to re-enter the Demised Premises and thereupon, this sub-tenancy will be absolutely determined, but without prejudice to the right of action of the Landlord in respect of any breach of the Tenant's covenants.

9.3      EARLIER TERMINATION

The Tenant shall be entitled to terminate this sub-tenancy at any time after the Commencement Date with no less than six (6) months' prior written notice or payment of Rental in lieu thereof.

9.4      RIGHT OF FIRST REFUSAL ON FIXTURES AND FITTINGS

Upon a notice of termination given by either party or expiry of the sub-tenancy hereto, the Tenant shall first offer to sell the fixtures and fittings more particularly specified in the Third Schedule to the Landlord at a price to be mutually agreed. If the Landlord does not accept the offer within thirty (30) days of the date of the offer, the Tenant shall be entitled to remove the same upon termination or expiry of the sub-tenancy hereof or sell the same to a third party upon termination or expiry of the sub-tenancy hereof.

SECTION 10 RENEWAL

10.1     RENEWAL OF SUB-TENANCY

The Landlord shall on the Tenant's written request made at least three (3) months before expiration of the term hereby created and provided always that there shall not be at the time of such request any breach or non-observance of any of the covenant on the part of the Tenant herein contained, at the expense of the Tenant grant to the Tenant a sub-tenancy of the Demised Premises for a further term as provided for in item 6 A of the First Schedule from the expiration of the term hereby created at a rental in accordance with Item 6 B of the First Schedule but otherwise containing the like covenants and provisions as are herein contained with the exception of the present covenant for renewal.

                                                      /s/ Dr. Tan Enk Ee

                                                      /s/ Yong Siew Wai

If the Landlord shall not have received the Tenant's written request to renew within the time frame stipulated in this Clause 10.1, this sub-tenancy is deemed to lapse on expiry of this Sub-Tenancy Agreement and the Landlord is freed of all obligations whatsoever to grant to the Tenant any further extension.

SECTION 11 MISCELLANEOUS

11.1     NOTICE

Any notice required to be served on the parties hereto shall be in writing and shall be sufficiently served on the Tenant if delivered or sent to him by prepaid registered post or left at the address herein, the Demised Premises or his last known address and shall be sufficiently served on the Landlord if delivered or sent by registered post to the Landlord or left at the address herein or its last known address. Any notice sent by registered post shall be deemed to have been served within four (4) days of posting of the notice, notwithstanding that it is returned undelivered through the post office.

11.2     STAMP FEES, ETC

All stamp duty in respect of this Agreement and any subsequent agreement made pursuant thereto shall be borne and paid by the Tenant provided always that each party shall bear its own respective solicitors costs.

11.3     CURRENCY

All monies due under this Agreement shall be paid in Malaysian Ringgit and if for any reason whatsoever moneys are received by the Landlord in any other currency towards payment or satisfaction of any amount due in Malaysian Ringgit and upon conversion of such moneys into Malaysian Ringgit the Tenant shall pay such further amounts as are necessary to ensure that the Landlord receives the full amount due in Malaysian Ringgit.

11.4     GOVERNING LAW

This Agreement shall be governed and interpreted in accordance with the laws of Malaysia and the parties shall submit to the jurisdiction of the courts of Malaysia.

11.5     TIME

Time wherever mentioned in this Agreement shall be of the essence of this Agreement.

11.6     SCHEDULES

The schedules shall be taken as read and construed as an essential part of this Agreement.

11.7     WAIVER OF INDULGENCE

Any delay, indulgence, forebearance or time given by any party shall not constitute or be deemed to be a waiver of or prejudice that party's rights and remedies at law or herein contained.

11.8     SUCCESSORS-IN-TITLE ASSIGNS AND REPRESENTATIVES

The Agreement shall be binding upon the heirs, successors-in-title, liquidators, receivers, managers, assigns and representatives of each of the parties hereto.

11.9     VARIATION

A variation of any term of this Agreement must be in writing and signed by both parties.

                                                      /s/ Dr. Tan Enk Ee

                                                      /s/ Yong Siew Wai

11.10    ENTIRE AGREEMENT

This Agreement is the entire agreement between the parties in respect of its subject matter and supercedes all previous agreements with respect to its subject matter.

                  [remainder of page left intentionally blank]

                                                      /s/ Dr. Tan Enk Ee

                                                      /s/ Yong Siew Wai

IN WITNESS HEREOF the parties hereto have hereunto set their hands and affix their common seal on the day and year first above written.

The Common Seal of TS MATRIX BHD.       ]

was affixed hereto in the presence of:- ]

/s/ DR. TAN ENK EE                          /s/ LAW CHEOK YIN
-------------------------------             ------------------------------------
Director                                    Director/Secretary*
Name: DR. TAN ENK EE                        Name: LAW CHEOK YIN
NRIC No. 680319-10-6045                     NRIC No. 690505-10-5694

Signed by TING HOCK MING                ]   /s/ YONG SIEW WAI
for and on behalf of TRIO TECH          ]   YONG SIEW WAI (Singapore IC NO:
(MALAYSIA) SDN.BHD.                     ]   S0169920B)
in the presence of:-                    ]

/s/ TING HOCK MING
-------------------------------
TING HOCK MING
(Singapore IC NO: S0117093G)

                                                              /s/ DR. TAN ENK EE

                                 FIRST SCHEDULE
   (WHICH IS TO BE READ AND CONSTRUED AS AN ESSENTIAL PART OF THIS AGREEMENT)

ITEM 1: DATE OF AGREEMENT: 1st JULY 2004

ITEM 2: RENTAL DEPOSIT:    Ringgit Malaysia Eighty Seven Thousand and Three
                           (RM87,003)only being three months Rental for the Demised Premises.

ITEM 3: RENTAL:            Ringgit Malaysia Twenty Nine Thousand and One
                           (RM29,001) only on the basis of Ringgit Malaysia One and Fifty (RM1.50) only per square feet of the Demised Premises per month.

ITEM 4: SECURITY SERVICE   Ringgit Malaysia Eight Thousand Three Hundred
                           Thirteen and Sen Sixty Two (RM8,313.62) only on the basis of forty three sen (RM0.43) only per square feet of the Demised Premises per month.
        CONTRIBUTION:

ITEM 5: CANTEEN SUBSIDY:   Ringgit Malaysia Nineteen and Sen Eighty Nine
                           (RM19.89) only per employee of the Tenant working at the Demised Premises per month.

                           (For the avoidance of doubt, the Tenant's employee under this Item 5 refers to and includes such Direct Workers, Key Employees and Shared Employee as defined in the Sale and Purchase Agreement and any future employees who are reported as part of the total headcount for the Tenant which must be disclosed to the Landlord on a quarterly basis effective from the Commencement Date for the accurate calculation of the Canteen Subsidy).

ITEM 6: OPTION TO RENEW (in accordance with Section 10)

                  A]       OPTION PERIOD
                           One (1)year.

                  B]       NEW RENTAL
                           At a new rental based on the market value at the time of the exercise of the option to renew by the Tenant and in the event the rental cannot be agreed between the parties within thirty (30) days of the date of the Tenant's written request to renew the sub-tenancy whereupon either party may appoint at the joint costs of the Landlord and Tenant the valuation firm of TD Aziz Sdn. Bhd. to estimate the market rental rate of the Demised Premises. The valuation by TD Aziz Sdn. Bhd. shall be final and binding on the parties.

ITEM 7:  BUSINESS TO BE CARRIED ON THE DEMISED PREMISES

           Business dealing with the burn in testing of semiconductor components

                                        /s/ Dr. Tan Enk Ee

                                        /s/ Yong Siew Wai

ITEM 8:  UTILITIES DEPOSIT

         Ringgit Malaysia Two Thousand Seven Hundred (RM2,700) only for water and Ringgit Malaysia One Hundred Thirty Six Thousand (RM136,000) only for electricity.

                                        /s/ Dr. Tan Enk Ee

                                        /s/ Yong Siew Wai

                                SECOND SCHEDULE

              FLOOR PLANS OF SAID LAND BUILDINGS DEMISED PREMISES

                                        /s/ YONG SIEW WAI

                           [LOCATION PLAN & KEY PLAN]

                              SUB-TENANCY AGREEMENT
                                 THIRD SCHEDULE

ASSET CODE            DESCRIPTION                          ACQUISIT      COST
                                                             DATE         RM
----------  ---------------------------------------------  ---------  ----------
9771127     1 UNIT 40HP ACSON AIR COOLED PACKAGE C/W       31-Jul-97   54,500.00
9671199     1 UNIT 10HP COMELAND COMPRESSOR                30-Dec-96    2,900.00
9671169     1 UMIT USED 10HP CARRIER SEMI SEAL COMPRESSOR  30-Nov-96    3,200.00
9671009A    10HP SEMI SEAL COMPRESOR                       15-Jan-96    3,200.00
9671009B    10HP SEMI SEAL COMPRESOR                       15-Jan-96    3,200.00
9571248     USED 10HP COMPRESSOR                           30-Dec-95    2,900.00
9571242     USED 10HP COMPRESSOR                           30-Nov-95    3,200.00
9571212     USED 10HP SEMI SEAL COMPRESSSOR                30-Sep-95    3,200.00
9571195     1 LOT A/COND DUCTING C/W AIR DIFFUSER          30-Aug-95   14,000.00
9571196     1 UNIT 80 TONS FRP COOLING TOWER C/W           30-Aug-95    5,600.00
9571199     1 SET AIR COND CONTROL PANEL SWITCH BOARD      30-Aug~95    5,500.00
9571200     4 LOT COMPRESSOR CONTROL WIRING IN CONDUIT     30-Aug-95    2,600.00
9571198 A   10HP WATER COOLED CONDENSER                    30-Aug-95    6,800.00
9571198 B   10HP WATER COOLED CONDENSER                    30-Aug-95    6,800.00
9571198 C   10HP WATER COOLED CONDENSER                    30-Aug-95    6,800.00
9571173     150KVA TRANSFORMER                             30-Jul-95   15,250.00
9571156     150KVA TRANSFORMER, 400A DB C/W 400A MCCB & 6  30-Jun-95   21,160.00
9571163     USED 10HP CARRIER COMPRESSOR                   30-Jun-95    3,200.00
9471192     1 UNIT USED CARRIER 10HP SEMI SEAL             30-Nov-94    3,200.00
9471184     REPLACE 1 UNIT USED CARRIER10 HP SEMI SEAL     15-Oct-94    6,400.00
9471098     USED CARRIER 10HP SEMI SEAL COMPRESSOR         15-Aug-94    3,200.00
9471099     USED CARRIER 10HP SEMI SEAL COMPRESSOR         15-Aug-94    3,200.00
9669124     1 UNIT AIR HANDLING UNITCOOLING TOWER &        31-May-94  166,756.00
9371254     1 UNIT USED CARRIER 10HP SEMI SEAL COMPRESSOR  31-Dec-93    2,600.00
9371255     1 UNIT USED CARRIER 10HP SEMI SEAL COMPRESSOR  31-Dec-93    3,200.00
9371293     10HP RECOND CARRIER COMPRESSOR                 31-Dec-93    3,630.00
9371147     7.5HP RECOND CARRIER AIR COOLE FLOOR           31-Aug-93    7,800.00
9371120     1 UNIT 5HP RECOND SPLIT AIR COMPRESSOR AT      31-Jul-93    5,900.00
9371078     15HP USED CARRIER SEMI SEAL COMPRESSOR         31-May-93    3,600.00
9271147     150KVA 415/208V TRANSFORMER AND SUB SW.        30-Sep-92   26,950.00
9271151     10 HP USED COMPRESSOR                          30-Sep-92    2,300.00
9271129     10HP AIRCOOLED CONDENSER                       26-Aug-92    6,500.00
9271130     1 UNIT 10HP TECUMSEH SEALHERMATIC              26-Aug-92    3,900.00
435501246   1 NO. 10HP HITACHI WATER COOL PKG NO. 3810009  01-Jun-91    7,800.00
435501226   I UNIT OF 10 HP PKG AIR-COND                   15-Feb-90    4,600.00
435501222   100KVA 3PHASE SINGLE WOUND X'FORMER C/W        01-Feb-90    4,600.00
435501218   10QKVA THREE PHASE SINGLE WOUND X'FORMER       10-Jan-90    4,600.00
435501203   ELECTRICAL INSTALLATION FOR NEW EXTENTION      30-Nov-89    4,500.00
435501179   1 SET YORK 40HP WATER COOLED PACKAGE UNIT      29-Apr-89   18,524.50
435501173   1 UNIT 150KVA 3 PHASE ISOLATION X'FORMER SN    09-Mar-89   10,100.00
435501163   1 UNIT 150KVA TRANSFORMER                      31-Jan-89    7,310.00
435501156   1 UNIT 10HP AIR-COOLED SPLIT AIR DUCTING AND   19-Jan-89   10,400.00
435501150   1 UNIT 100KVA 3 PHASE X'FORMER SN 90031        27-Dec-88    4,247.00
435501133   1 UNIT 100KVA 3 PHASE X'FORMER OAN 75001126    13-Aug-88    4,030.00
435501099   1 UNIT 100KVA AUTOWINDX'FORMER SN 107          30-Nov-87    3,840.90
435501036   1 UNIT 100KVA 3 PHASE X'FORMER SN 7111         10-Apr-87    3,774.75
435501037   1 UNIT 100KVA 3 PHASE X'FORMER SN 8091         10-Apr-87    3,774.75
435501022   1 UNIT 100KVA 3 PHASEX'FORMER SN 8051          01-Feb-87    3,695.55
435501002   1 UNIT 3 PHASE 100KVA X'FORMER SN 105          31-Dec-86    4,227.24
435501017   1 UNIT 3 PHASE 100KVA X'FORMER SN 106          31-Dec-86    3,641.28
435501018   1 UNIT 3 PHASE 100KVA X'FORMER SN 108          31-Dec-86    3,641.28
435501013   1 UNIT 3 PHASE 100KVA X'FORMER SN 103          15-Nov-86    3,725.15
435501014   1 UNIT 3 PHASE 100KVA X'FORMER SN 7901         15-Nov-86    3,725.15
                                                                      ----------
                                                            Total     527,903.55
                                                                      ==========

                                                        /s/ Yong Siew Wai

                              SUB-TENANCY AGREEMENT
                      FOURTH SCHEDULE - ADDITIONAL SERVICE

      DIVISION                RM/ mth                         BRIEF JOB DESCRIPTION
1 Facility              0.69 per sq ft        Maintenance of a/c up to 290 HP
                                              Compressed air
                                              Lighting
                                              General housekeeping
                                              Carparks

2 Cleaning services     0.36 per sq ft        Cleaning services on 2 shifts
  & pest control                              Pest Control on quarterly basis

3 Payroll               3000.00 per month     Exclude Buyer's payslips
                                              Buyer has to apply to Bank for electronic payment

4 IT                    527.63 per computer   Software support on existing prog include licences,
                                              hardware maintenance
                                              Buyer to provide their own licences on the email addresses
  Assumption
  That the charges above are based on our current practice of maintenance; type of software.. etc.

                                                               /s/ Yong Siew Wai